UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2024

Commission File Number 000-18730

DARKPULSE, INC.

(Exact name of small business issuer as specified in its charter)

Delaware	87-0472109
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

815 Walker Street, Suite 1155, Houston, TX 77002

(Address of principal executive offices)

800-436-1436

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Waiver and Rights Agreement

On August 14, 2024, DarkPulse, Inc., a Delaware corporation (the “Company”), entered into the Waiver and Rights Agreement (the “Waiver Agreement”) with GHS Investments LLC, a Nevada limited liability company (“GHS”). The Company had made several puts under the various equity financing agreements with GHS without having an effective registration statement in place. The inability to have a continuous registration statement in place constituted a default under the various equity financing agreements. Pursuant to the Waiver Agreement, as a waiver of defaults under the Registration Rights Agreement with GHS dated April 28, 2023, the Company agreed to grant to GHS the right to receive up to 962,489,983 shares of Common Stock, subject to a 4.99% beneficial ownership limitation.

Settlement Agreement

On July 24, 2024, the Company entered into the Settlement Agreement (the “Agreement”) with GS Capital Partners LLC (“GS”), pursuant to which, upon court approval of the Settlement and subject to a 4.99% beneficial ownership limitation, the Company will issue to GS free-trading shares of Common Stock (the “Settlement Shares”) up to $2,673,423.19 (the “Balance”) with the net proceeds of each drawdown subtracting from the Balance until the Balance is satisfied. The Settlement Shares will be issued to GS at a price per share equal to the average of the three lowest volume-weighted average prices as reported on the OTC Markets for the five prior trading days.

GS will be allowed to sell the greater of (1) in one week, no more than 1% of the total outstanding shares of the Company as reported in the Company’s most recently filed SEC report or registration statement on a noncumulative basis and the sales will be made at the “ask” price and not at the “bid price,” and (2) 15% of the daily trading volume of the Common Stock on any single trading day. Under the Agreement, the Company will reserve 2,500,000,000 shares of Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DarkPulse, Inc.

Date: August 21, 2024	By:	/s/ Dennis O’Leary
Dennis O’Leary, Chief Executive Officer

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